SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                                (Amendment No. )

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Check the appropriate box:
|_|      Preliminary Proxy Statement
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|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_| Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                           Ag-Chem Equipment Co., Inc.
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                (Name of Registrant as Specified in Its Charter)

                                       N/A
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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


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                           AG-CHEM EQUIPMENT CO., INC.

                                                                February 3, 1997


TO: THE SHAREHOLDERS OF AG-CHEM EQUIPMENT CO., INC.

         You are cordially invited to attend the Annual Meeting of Shareholders of Ag-Chem Equipment Co., Inc. to be held on Monday, March 3, 1997, at 3:00 p.m. at the Decathlon Athletic Club, 7800 Cedar Avenue South, Bloomington, Minnesota. I encourage you to attend. Whether or not you plan to attend the meeting, I urge you to complete and sign the accompanying form of Proxy and return it in the enclosed envelope. Also attached for your review are the formal Notice of Meeting and Proxy Statement.

         On behalf of your Board of Directors and employees, thank you for your continued support of Ag-Chem Equipment Co., Inc.

                                                     Very truly yours,

                                                     /s/ Alvin E. McQuinn

                                                     Alvin E. McQuinn,
                                                     PRESIDENT, CEO, AND
                                                     CHAIRMAN OF THE BOARD





                           AG-CHEM EQUIPMENT CO., INC.
                               5720 Smetana Drive
                           Minnetonka, Minnesota 55343

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                   TO BE HELD

                                  MARCH 3, 1997


TO:      The Shareholders of Ag-Chem Equipment Co., Inc.:

         The Annual Meeting of Shareholders of Ag-Chem Equipment Co., Inc. (the "Company") will be held on Monday, March 3, 1997 at 3:00 p.m. at the Decathlon Athletic Club, 7800 Cedar Avenue South, Bloomington, Minnesota.

         The items of business are:

         1. To decrease the number of members of the Board of Directors from eight to seven;

         2. To elect seven directors to hold office until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified;

         3. To consider and act upon a proposal to ratify the appointment of KPMG Peat Marwick LLP as independent auditors of the Company for the fiscal year ending September 30, 1997; and

         4. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only shareholders of record as shown on the books of the Company at the close of business on January 15, 1997 will be entitled to vote at the meeting and any adjournment thereof.

         THIS NOTICE, THE PROXY STATEMENT, AND THE ENCLOSED FORM OF PROXY ARE SENT TO YOU BY ORDER OF THE BOARD OF DIRECTORS.


                                    /s/ Robert L. Hoffman

                                    Robert L. Hoffman,
                                    SECRETARY

Date:    February 3, 1997
Minnetonka, Minnesota

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR FORM OF PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.




                           AG-CHEM EQUIPMENT CO., INC.
                               5720 Smetana Drive
                           Minnetonka, Minnesota 55343


                                 PROXY STATEMENT


                         ANNUAL MEETING OF SHAREHOLDERS

                                  MARCH 3, 1997

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS


         This Proxy Statement is furnished to the record holders of shares of Common Stock of Ag-Chem Equipment Co., Inc. ("Ag-Chem" or the "Company"), a Minnesota corporation, as of the close of business on January 15, 1997, by order of the Board of Directors. This Proxy Statement is furnished in connection with the proxy solicitation by the Board of Directors for the Annual Meeting of Shareholders to be held on Monday, March 3, 1997, at 3:00 p.m. at the Decathlon Athletic Club, 7800 Cedar Avenue South, Bloomington, Minnesota. A shareholder giving a Proxy may revoke it at any time prior to the commencement of the Annual Meeting of Shareholders by filing written notice of the termination of the appointment with an officer of the Company, by attending the Annual Meeting of Shareholders and voting in person, or by filing a new written appointment of a proxy with an officer of the Company. This Proxy Statement is expected to be first mailed to shareholders on or about February 3, 1997.

         The Annual Meeting of Shareholders has been called for the purpose of decreasing the number of members of the Board of Directors from eight to seven, electing seven directors for a one-year term and ratifying the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending September 30, 1997. All properly executed Proxies received prior to commencement of the meeting will be voted at the meeting. If a shareholder directs how a Proxy is to be voted with respect to the business coming before the meeting, the Proxy will be voted in accordance with the shareholder's directions. If a shareholder does not direct how a Proxy is to be voted, it will be voted FOR decreasing the number of directors from eight to seven, FOR electing management's nominees as members of the Company's Board of Directors and FOR ratifying the appointment by the Board of Directors of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending September 30, 1997.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         At the close of business on January 15, 1997, the record date for the Annual Meeting of Shareholders, there were 9,695,768 shares of Common Stock outstanding. The Company's only authorized and outstanding class of stock is Common Stock. Each share of Common Stock is entitled to one vote on each matter properly coming before the meeting. Cumulative voting for directors is not permitted. Abstentions and broker non-votes (brokers failing to vote shares of the Company's Common Stock held in nominee name for customers by proxy) will be treated as present at the meeting for purposes of determining the existence of a quorum. With respect to any matter brought to a vote at the meeting, abstentions will be treated as shares entitled to vote and broker non-votes will be treated as shares not entitled to vote.

         A list of those shareholders entitled to vote at the Annual Meeting of Shareholders will be available for a period of ten days prior to the meeting for examination by any shareholder at the Company's principal executive offices, 5720 Smetana Drive, Minnetonka, Minnesota, and will also be available at the Annual Meeting of Shareholders.

                              ELECTION OF DIRECTORS

                              (PROPOSALS #1 AND #2)

         The Bylaws of the Company provide that at each annual meeting the shareholders shall determine the number of directors for the ensuing year; provided, however, that the number may be increased by resolution of the Board of Directors. The number of directors is currently set at eight. The Board of Directors recommends that the number of directors be decreased to seven for the coming year and that the nominees named below be elected. Each Director is elected to serve a one-year term. Directors being elected at this Annual Meeting of Shareholders will serve until the next Annual Meeting of Shareholders, or until their successors have been duly elected and qualified.

         The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or by proxy at the meeting and entitled to vote is required for approval of the proposal to decrease the number of directors from eight to seven and for approval of the proposal to elect directors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR DECREASING THE NUMBER OF DIRECTORS FROM EIGHT TO SEVEN AND FOR ELECTING THE NOMINEES FOR DIRECTOR SET FORTH BELOW.

         All nominees have consented to serve if elected, but if any becomes unable to serve, the persons named as proxies may exercise their discretion to vote for a substitute nominee. The name, age, offices held with the Company, initial year of service as a director and description of business experience for each nominee are as follows:

             Name                Age               Company Position           Director Since
             ----                ---               ----------------           --------------
  Alvin E. McQuinn               65       Chairman of the Board, Chief             1963
                                           Executive Officer, President,
                                           Director of Marketing and
                                           Director
  John C. Retherford             45       Senior Vice President,                   1987
                                           Chief Financial Officer and
                                           Director
  Robert L. Hoffman              68       Secretary and Director                   1963
  Vaughn O. Sinclair (1) (2)     68       Director                                 1968
  G. Waddy Garrett (1)           55       Director                                 1983
  Mary M. Jetland                35       Vice President of Manufacturing          1994
                                           and Corporate Services and
                                           Director
  A.J. (Al) Giese (2)            48       Director                                 1996

--------------------------
(1)      Member of the Audit Committee.
(2)      Member of the Compensation Committee.

         ALVIN E. MCQUINN has served as a Director and as Chairman of the Board since 1963. From 1963 to 1976, and since 1988, Mr. McQuinn has served as the Company's President. He has served as Chief Executive Officer and Director of Marketing since 1976. Mr. McQuinn serves as the Chairman of the Board and Chief Executive Officer of Soil Teq, Inc.; as President, Chief Executive Officer and a Director of Lor*Al Products, Inc., Ag-Chem Equipment Canada, Ltd. and Ag-Chem Equipment Co., International Corp.; and as a Supervisory Director of Kurstjens Terra-Gator, B.V., all of which are subsidiaries of the Company. Mr. McQuinn is the father of Mary M. Jetland.

         JOHN C. RETHERFORD has served as Senior Vice President and Chief Financial Officer since March 1994, as Vice President of Finance from 1986 to March 1994 and as a Director since 1987. Mr. Retherford is also a Director and Vice President of Lor*Al Products, Inc., Ag-Chem Equipment Canada, Ltd. and Ag-Chem Equipment Co., International Corp.; Vice President, Treasurer and Secretary of Soil Teq, Inc.; and a Supervisory Director of Kurstjens Terra-Gator, B.V.

         ROBERT L. HOFFMAN has served as a Director and the Secretary of the Company since 1963. Mr. Hoffman has been an attorney with, and a shareholder of, the law firm of Larkin, Hoffman, Daly & Lindgren, Ltd., since 1958. He is also a Director of Rimage Corporation and NetCo Communications Corporation.

         VAUGHN O. SINCLAIR has served as a Director of the Company since 1968. He served as President and General Manager of Watonwan Farm Services Co. from 1953 to 1991. Mr. Sinclair is a Director of Citizens State Bank (St. James, Minnesota), and served as a Director of Nationwide Mutual Insurance Company and Employers Mutual of Wausau from 1988 to 1994. He also served as the Chairman of the Board of Directors of Farmland Mutual Insurance Company from 1972 to 1994. Mr. Sinclair currently works as a consultant to cooperative organizations.

         G. WADDY GARRETT has served as a Director of the Company since 1983. Since 1978, he has served as the Chief Executive Officer and Chairman of the Board of Alliance Agronomics, Inc., a holding company consisting of various companies engaged in manufacturing, distribution and the custom application of fertilizer. Mr. Garrett is also a Director of Container Corporation of Carolina, Inc., Reed Jewelers, Inc., Willard Chemical, Inc., Smart Routes, Inc., Plant Food Products, Inc. and County Bank of Chesterfield.

         MARY M. JETLAND has served as Vice President of Manufacturing since March 1995, and as Vice President of Corporate Services and a Director of the Company since February 1994. From 1989 to February 1994, she served as the Manager of Corporate Services of the Company. Ms. Jetland is also a Director of Soil Teq, Inc. Ms. Jetland is the daughter of Alvin E. McQuinn.

         A.J. (AL) GIESE has been a Director of the Company since 1996. Since 1980, Mr. Giese has served as Vice President, and most recently as Senior Vice President, of Cenex/Land O'Lakes Agronomy Company, a major marketer of crop inputs. Mr. Giese is a member of the Board of Directors and serves on the Executive Committee of The Fertilizer Institute, Washington, D.C., an industry trade association representing approximately 90 percent of domestic fertilizer producers, manufacturers, retailers, trading firms and equipment manufacturers. Mr. Giese also is a member of the Board of Directors of the International Fertilizer Development Center, Muscle Shoals, Alabama.

                       MEETINGS OF THE BOARD OF DIRECTORS

         During the fiscal year ended September 30, 1996, the Board of Directors held five meetings and took action by unanimous written consent on four occasions. None of the members of the Board of Directors proposed for re-election attended less than 75% of the meetings of the Board of Directors and Committees of the Board of Directors held during the period in which they served as a director in the fiscal year ended September 30, 1996.

                      COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors has appointed two standing committees: (i) the Audit Committee and (ii) the Compensation Committee.

         The purpose of the Audit Committee is to recommend the appointment of the Company's independent auditors, review the scope of the audit, examine the auditors' reports, make appropriate recommendations to the Board of Directors as a result of such review and examination, and make inquiries into the effectiveness of the financial and accounting functions and controls of the Company. The Audit Committee held three meetings during the fiscal year ended September 30, 1996.

         The Compensation Committee is responsible for considering, negotiating, establishing and modifying the compensation of the officers of the Company. Its recommendations are subject to approval of the Board of Directors. The Compensation Committee held two meetings during the fiscal year ended September 30, 1996.

      REPORTING UNDER SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires executive officers and directors of the Company, and persons who beneficially own more than 10 percent of the Company's outstanding shares of Common Stock, to file initial reports of ownership and reports of changes in ownership of securities of the Company with the Securities and Exchange Commission ("SEC") and the Nasdaq Stock Market. Officers, directors and persons owning more than 10 percent of the Company's outstanding Common Stock are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms filed. Based solely on a review of the copies of such reports and amendments thereto furnished to or obtained by the Company or written representations that no other reports were required, the Company believes that during the fiscal year ended September 30, 1996, all filing requirements applicable to its directors, officers or beneficial owners of more than 10 percent of the Company's outstanding shares of Common Stock were complied with, except that Mr. Giese failed to timely file an initial report of ownership and Mr. James J. Malanaphy, who resigned from the Board of Directors effective January 31, 1997, failed to timely report one transaction.

                             EXECUTIVE COMPENSATION

         The following table sets forth the compensation earned for services rendered in all capacities to the Company during the Company's fiscal years ended September 30, 1994, 1995 and 1996 by Alvin E. McQuinn, President and Chief Executive Officer, and John C. Retherford, Senior Vice President and Chief Financial Officer. The Company has no other executive officers.


                           SUMMARY COMPENSATION TABLE

                                                              Annual Compensation
                                                  ---------------------------------------------
           Name and                                                               Other Annual          All Other
      Principal Position              Year         Salary         Bonus          Compensation(1)      Compensation
--------------------------------     --------     ----------    -------------    ---------------     ---------------
                                                      ($)           ($)                ($)                ($)
  Alvin E. McQuinn                    1996          309,000             0          129,780             250,000(2)
    President and                     1995          300,000       400,000          135,000             250,000(2)
    Chief Executive Officer           1994          290,000       500,000          130,500                 --

  John C. Retherford                  1996          134,000        75,000           56,280                 --
   Senior Vice President              1995          130,000       125,000           58,500                 --
   and Chief Financial Officer        1994          120,000       150,000           54,000                 --

---------------------------------
(1) Represents profit sharing contributions made by the Company on the executive officer's behalf.
(2) Represents payments made pursuant to Chairman's Annual Performance Incentive Plan.

                            COMPENSATION OF DIRECTORS

         During the fiscal year ended September 30, 1996, the Company paid each director who was not an employee of the Company a director's fee of $3,000 per meeting of the Board of Directors and $500 per committee meeting, except for Robert L. Hoffman, who was not paid any such fees. In addition, the Company paid each outside director an annual retainer of $5,000

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee (the "Committee") has responsibility for all elements of compensation of Ag-Chem officers, including the executive officers named in the Summary Compensation Table. These elements consist of base salary, profit sharing and incentive bonus. The Committee is also responsible for setting the profit threshold for the Company's Profit Sharing Plan. The Committee is comprised of two outside directors, Vaughn O. Sinclair and A.J.
(Al) Giese, who are not officers or employees of Ag-Chem or its subsidiaries and who are not eligible to participate in any of the plans or programs that the Committee administers. The Committee makes recommendations on compensation issues which are subject to the approval of the Board of Directors.

Compensation Philosophy

         The Company has a "pay for performance" philosophy for its management employees including officers. Compensation is dependent upon the annual and long-term financial performance of the Company, as well as long-term shareholder return. The Committee has established programs to provide a total compensation package that will attract highly qualified personnel to Ag-Chem, motivate individuals to perform at optimum levels, reward outstanding individual performance and retain valuable employees. The Company's compensation plans provide significant cash incentives to the Company's management. The Company does not have any stock option or long-term incentive plans.

Base Salary and Incentive Bonus

         Salaries of the Company's management employees are based in part on the compensation practices of other companies. The Committee has an independent consulting firm review the total compensation of the officers to assess the competitiveness of the Company's compensation program. The Company compares itself to similarly-sized manufacturing companies located in the Midwest Region of the United States. There are currently seven companies in this comparison group, which is subject to change as the result of developments in the business of the Company or the companies in the comparison group. The Company's most direct competitors for executive personnel are not necessarily the companies that would be included in a peer group established to compare shareholder returns. Thus, the compensation peer group is not the same as the peer group utilized in the Comparative Stock Performance Graph included in this Proxy Statement. Salaries established by the Committee are also based on the officer's scope of responsibilities, level of experience and individual performance. Officers have an annual incentive bonus opportunity with awards based on overall performance of the Company. The purpose of this incentive is to tie a significant portion of annual pay directly to financial results.

Profit Sharing

         The purpose of the Company's Profit Sharing Plan is to encourage employees to work in a manner, and suggest ideas, that will increase Company profit. Profit sharing compensation varies and is based on pre-tax profits. If the Company obtains an acceptable profit level (the "threshold"), then the Company pays profit sharing compensation to all eligible employees. The Committee annually sets the profit threshold for the Company and its subsidiaries. Any increase in the threshold is based on the net income of the previous year.

Compensation of the Chairman and Chief Executive Officer

         The compensation of Alvin E. McQuinn, Chairman of the Board and Chief Executive Officer, is determined by the same process used for the other officers of the Company. The only difference is that a higher portion of Mr. McQuinn's total compensation is variable and at risk by being tied to the Company's performance. The compensation paid to Mr. McQuinn is also based on subjective non-financial Company performance measures which include continued growth, customer satisfaction, management succession and overall quality of the Company.

         In the fiscal year ended September 30, 1996, Mr. McQuinn received a base salary of $309,000, a bonus of $250,000 under the Chairman's Annual Performance Incentive Plan and a profit sharing contribution of $129,780. Mr. McQuinn did not receive a discretionary bonus. The bonus paid to Mr. McQuinn under the Chairman's Annual Performance Incentive Plan is based on the financial performance of the Company and was determined by an independent consulting firm engaged by the Company to evaluate compensation paid to other chief executive officers in the Company's industry and to make recommendations regarding compensation. The determination not to pay Mr. McQuinn a discretionary bonus was based on both financial and non-financial factors. Such determination was made by the Compensation Committee and approved by the Company's Board of Directors. The total bonus paid to Mr. McQuinn for 1996 was significantly less than the bonuses paid to him for the fiscal years ended September 31, 1994 and 1995. This is due primarily to the fact that the Company's financial performance during the fiscal year ended September 30, 1996 did not reach the levels achieved in prior fiscal years.

Discussion of Corporate Tax Deduction on Compensation in Excess of $1,000,000 Per Year

         As part of its responsibilities, the Committee reviews certain measures of performance for the Company's Chairman of the Board and Chief Executive Officer that it believes are critical to the overall performance of the Company. Certain measures of performance, such as succession planning and strategic planning, are vital to the long-term performance of the Company. Section 162(m) of the Internal Revenue Code of 1986 (the "Code") prohibits the Company from deducting as compensation expense amounts exceeding $1,000,000 per year for certain officers, unless the payment of such compensation is based on pre-established objective performance goals approved by the Company's shareholders. A significant portion of the Chairman of the Board and Chief Executive Officer's compensation meets the Code's requirement for deductibility. At the Annual Meeting of Shareholders held in 1995 shareholders approved the "Chairman's Annual Performance Incentive Plan." The Company believes that amounts payable to the Chairman of the Board and Chief Executive Officer under that plan are deductible. A portion of the Chairman of the Board and Chief Executive Officer's compensation, however, will continue to be based on critical, subjective measures that may prohibit certain compensation from being deductible under the Code. The Committee strongly believes that its ability to evaluate the performance of the Chairman of the Board and Chief Executive Officer on vital subjective performance measures outweighs the Code's limitation on such deductibility.

         The foregoing Compensation Committee Report shall not be deemed incorporated by reference by any statement incorporating by reference this Proxy Statement, or any portion thereof, into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934 and shall not otherwise be deemed filed under such Acts.

Vaughn O. Sinclair
A.J. (Al) Giese
Ag-Chem Equipment Co., Inc. Compensation Committee

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

         Robert L. Hoffman, a member of the Company's Board of Directors and its Secretary, is an attorney with, and a shareholder of, the law firm of Larkin, Hoffman, Daly & Lindgren, Ltd., which currently serves as legal counsel to the Company and served as legal counsel to the Company during the fiscal year ended September 30, 1996.

         The Company has transactions in the ordinary course of business with unaffiliated corporations of which certain of the non-employee directors are officers. The Company does not consider the amounts involved in such transactions material in relation to its business and believes that any such amounts are not material in relation to the business of such other corporations or the interests of the non-employee directors involved.

                          COMPARATIVE STOCK PERFORMANCE

         The following graph compares the cumulative total shareholder return, assuming $100 invested on October 1, 1991, as if such amount had been invested in each of: (i) the Company's Common Stock; (ii) the stocks comprising the Dow Jones Industrial Sector-Heavy Machinery; and (iii) the stocks included in the Dow Jones Industrial Average. The graph assumes the reinvestment of all dividends (the Company has never paid a dividend). Prices of the Company's Common Stock are based upon high closing bid prices in the Minneapolis-St. Paul local over-the-counter market as reported by: (i) Metro Data Company (for the period October 1, 1991 through April 21, 1995) and (ii) Nasdaq National Market System (for the period April 24, 1995 through September 30, 1995).

         The historical stock price performance of the Company's Common Stock shown below is not necessarily indicative of future performance. The graph below shall not be deemed incorporated by reference by any statement incorporating by reference this Proxy Statement, or any portion thereof, into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934 and shall not otherwise be deemed filed under such Acts.


                                [GRAPHIC OMITTED]

                                    --------------------------------------------------------------------------------
                                       10/1/91      9/30/92      9/30/93      9/30/94      9/29/95      9/29/96
--------------------------------------------------------------------------------------------------------------------
Ag-Chem Equipment Co., Inc.            100.00       115.79       244.76       381.58       1284.21       705.26
--------------------------------------------------------------------------------------------------------------------
Dow Jones Industrial Sector
Heavy Machinery                        100.00       101.03       161.08       196.27       223.01        306.27
--------------------------------------------------------------------------------------------------------------------
Dow Jones Industrial Average           100.00       111.67       124.93       138.79       177.69        223.23
--------------------------------------------------------------------------------------------------------------------

                             PRINCIPAL SHAREHOLDERS

         The following table sets forth, as of January 15, 1997, the number of shares of Common Stock beneficially owned: (i) by each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock; (ii) by each director and director-nominee of the Company; and
(iii) by all executive officers and directors of the Company as a group. Unless otherwise indicated, each of the following persons has sole voting and investment power with respect to the shares of Common Stock set forth opposite their respective names.

                                                       Number of Shares Beneficially Owned
            Name and Address                -------------------------------------------------------
           of Beneficial Owner                    Shares                            Percent
------------------------------------------  ---------------------            ----------------------
  Alvin E. McQuinn                                5,722,498(1)                        59.0%
    5720 Smetana Drive
    Minnetonka, Minnesota  55343

  John C. Retherford                                 87,600(2)                          *
    5720 Smetana Drive
    Minnetonka, Minnesota  55343

  Robert L. Hoffman                               5,458,498(1)                        56.3%
    7900 Xerxes Avenue South
    Suite 1500
    Bloomington, Minnesota  55431

  Vaughn O. Sinclair                                 40,200(3)                          *
    1009 - 12th Avenue North
    St. James, Minnesota 56081

  James J. Malanaphy(4)                             329,711                            3.3%
    1384 South River Road
    Buffalo City, Wisconsin 54622

  G. Waddy Garrett                                   26,000(5)                          *
    7104 Mechanicsville Turnpike
    Suite 217
    Mechanicsville, Virginia 23111

  Mary M. Jetland                                    31,100(6)                          *
    5720 Smetana Drive
    Minnetonka, Minnesota  55343

  A.J. (Al) Giese                                     3,000(7)                          *
    P.O. Box 64089
    St. Paul, Minnesota 55164

  All directors and executive                     6,245,301                           64.4%
    officers as a group (eight persons)

----------------------------------
(SEE NOTES ON FOLLOWING PAGE.)
*    Less than 1%

(1) Includes 5,453,298 shares owned by the Alvin E. McQuinn Revocable Trust of which Mr. McQuinn and Mr. Hoffman are trustees.
(2) Includes 6,934 shares held of record by Mr. Retherford's minor children. Also includes 4,016 shares held of record by a minor relative of Mr. Retherford and 4,400 shares owned of record by a trust of which Mr. Retherford is a trustee, all of which Mr. Retherford disclaims beneficial ownership.
(3) Includes 200 shares held of record by Mr. Sinclair's spouse, of which Mr. Sinclair disclaims beneficial ownership.
(4) Mr. Malanaphy has resigned from the Company's Board of Directors, effective January 31, 1997.
(5) Includes 6,000 shares held of record by Mr. Garrett's spouse, 800 shares held of record by Mr. Garrett's children and 4,000 shares held of record by the Profit Sharing Plan of a corporation of which Mr. Garrett is an affiliate of which Mr. Garrett disclaims beneficial ownership.
(6) Includes 14,000 shares held of record by Ms. Jetland's spouse and 100 shares held of record by Ms. Jetland's children, of which Ms. Jetland disclaims beneficial ownership.
(7)      Includes 3,000 shares held jointly with Mr. Giese's spouse.

                              INDEPENDENT AUDITORS

                                  (PROPOSAL #3)

         The Board of Directors has appointed KPMG Peat Marwick LLP to serve as the Company's independent auditors for the fiscal year ending September 30, 1997, and to perform other accounting services. Representatives of KPMG Peat Marwick LLP will be present at the Annual Meeting of Shareholders, with the opportunity to make a statement if they so desire and to respond to appropriate shareholder questions.

         The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or by proxy at the annual meeting and entitled to vote is required to ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFYING THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

         The rules of the Securities and Exchange Commission permit shareholders of the Company, after notice to the Company, to present proposals for shareholder action in the Company's Proxy Statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action, and are not properly omitted by Company action in accordance with the proxy rules published by the Securities and Exchange Commission. Proposals that shareholders may wish to present at the next Annual Meeting of Shareholders in 1998 must be received by the Company prior to October 8, 1997 to be included in the Proxy Statement and form of Proxy relating to that meeting.

                                 OTHER PROPOSALS

         The Board of Directors of the Company does not intend to present any business at the meeting other than the matters specifically set forth in this Proxy Statement and knows of no other business to come before the meeting. If, however, any other matters should properly come before the meeting, it is the intention of the persons named in the Proxy to vote the shares represented thereby in accordance with their best judgment on such matters.

                        COSTS AND METHOD OF SOLICITATIONS

         Solicitations of proxies will be made by preparing and mailing the Notice of Annual Meeting, form of Proxy and Proxy Statement to shareholders of record as of the close of business on January 15, 1997. The cost of making the solicitation includes the cost of preparing and mailing the Notice of Annual Meeting, form of Proxy and Proxy Statement, and the payment of charges incurred by brokerage houses and other custodians, nominees and fiduciaries for forwarding documents to shareholders. In certain instances, officers of the Company may make special solicitations of proxies either in person or by telephone. Expenses incurred in connection with special solicitations are expected to be nominal. The Company will bear all expenses incurred in connection with the solicitation of proxies for the annual meeting.

         It is important that your shares are represented and voted, whether or not you plan to attend the meeting. Accordingly, we respectfully request that you sign, date and mail the enclosed Proxy in the enclosed envelope as promptly as possible. Thank you.

                                     BY ORDER OF THE BOARD OF DIRECTORS

                                     /s/ Robert L. Hoffman

                                     Robert L. Hoffman,
                                     SECRETARY
Date:  February 3, 1997




AG-CHEM EQUIPMENT CO., INC.             [FRONT]                           PROXY
5720 SMETANA DRIVE
MINNETONKA, MINNESOTA 55343


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Alvin E. McQuinn and Robert L. Hoffman, and each of them with full power of substitution, Proxies to represent and vote, as designated below, all of the shares of the Common Stock of Ag-Chem Equipment Co., Inc., registered in the name of the undersigned as of the close of business on January 15, 1997, with the powers the undersigned would possess if personally present at the Annual Meeting of Shareholders to be held at the Decathlon Athletic Club, 7800 Cedar Avenue South, Bloomington, Minnesota, at 3:00 p.m. on March 3, 1997, and at any adjournment thereof, hereby revoking any proxy or proxies previously given.

1.     Proposal to decrease the number of directors
       from eight to seven:
                                    |_| FOR       |_| AGAINST        |_| ABSTAIN

2.     Election of directors:
           |_| FOR all nominees listed below     |_| WITHHOLD AUTHORITY
           (except as marked to the contrary     to vote for all nominees listed
           below)                                below

     (To WITHHOLD authority to vote for any individual nominee, draw a line through the nominee's name below)

       ALVIN E. MCQUINN        JOHN C. RETHERFORD          ROBERT L. HOFFMAN
       A. J. (AL) GIESE        VAUGHN O. SINCLAIR          G. WADDY GARRETT
                                MARY M. JETLAND


         (CONTINUED, AND TO BE COMPLETED AND SIGNED ON THE REVERSE SIDE)
-------------------------------------------------------------------------------
                         (CONTINUED FROM THE OTHER SIDE)
                                     [BACK]


3. Proposal to ratify the appointment of KPMG Peat Marwick LLP as independent auditors of the Company for the fiscal year ending September 30, 1997:

                                   |_| FOR       |_| AGAINST        |_| ABSTAIN

4. In their discretion, the appointed Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment:


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.


                                    Dated ________________________________, 1997

                                    ___________________________________________
                                                    (Signature)

                                    ___________________________________________
                                                 (Second signature)

                                    PLEASE DATE AND SIGN ABOVE exactly as your name appears at left, indicating where appropriate, official position or representative capacity.